UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): FEBRUARY 1, 2005

000-15701

(Commission file number)

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	84-1007839
(State of incorporation)	(IRS Employer Identification No.)

1185 Linda Vista Drive San Marcos, California 92078	(760) 744-7340
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2005, the registrant’s Credit Agreement with Wells Fargo Bank, National Association was amended to increase the limitation on the registrant’s capital expenditures for the fiscal year ended June 30, 2005 from $6.5 million to $8.0 million. All other terms and conditions of the Credit Agreement remain in full force and effect. A copy of the amendment to the Credit Agreement is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	First Amendment to Credit Agreement dated as of February 1, 2005, by and between the registrant and Wells Fargo Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc.

Date: February 7, 2005	By:	/s/ John Reaves
John Reaves
Chief Financial Officer